Exhibit 11

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this Post Effective Amendment No. 18 to the Registration Statement of AARP Growth Trust on Form N-1A of our report dated November 7, 1995 relating to the financial statements and financial highlights of AARP Growth Trust which is comprised of AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund and AARP Capital Growth Fund, AARP Cash Investment Funds which is comprised of AARP High Quality Money Fund, AARP Income Trust which is comprised of AARP GNMA and U.S. Treasury Fund and AARP High Quality Bond Fund and AARP Tax Free Income Trust which is comprised of AARP High Quality Tax Free Money Fund and AARP Insured Tax Free General Bond Fund which appear in the Annual Report to Shareholders for the year ended September 30, 1995, which is incorporated by reference in such Statement of Additional Information. We further consent to the references to us under the headings "Experts" in the Statement of Additional Information and "Financial Information" in the Prospectus constituting part of this Post Effective Amendment No. 18.

/s/Price Waterhouse LLP
Price Waterhouse LLP
Boston, Massachusetts
January 24, 1996
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                                                                      Exhibit 11

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 18 to the registration statement of AARP Growth Trust on Form N-1A (the "Registration Statement") of our report dated January 25, 1996, relating to the financial statement of AARP Global Growth Fund, which constitutes part of the AARP Growth Trust, which appears in such Statement of Additional Information. We also consent to the reference to us under the headings "Experts" in such Statement of Additional Information and "Financial Information" in the Prospectus constituting part of this Post-Effective Amendment No. 18.


/s/Price Waterhouse LLP
Price Waterhouse LLP
Boston, Massachusetts
January 25, 1996